Exhibit 99.1

eGain Reports Record Revenue in Second Quarter of Fiscal 2023

Sunnyvale, CA (February 14, 2023) – eGain (Nasdaq: EGAN), a leading knowledge platform for customer engagement automation, today announced financial results for its fiscal 2023 second quarter ended December 31, 2022.

“We delivered another quarter of record revenue, ahead of our guidance and consensus estimates, and generated over $7 million in cash from operations,” said Ashu Roy, eGain’s CEO. “While sales cycles continue to lengthen in the current environment, market interest in knowledge-powered customer engagement remains high.”

“Last week, we announced eGain Instant Answers™, a radically simple experience powered by Generative AI technology for knowledge users. Exciting innovation like this position us well as business conditions improve.”

Fiscal 2023 Second Quarter Financial Highlights

●	Total revenue was $25.6 million, up 11% year over year (15% in constant currency).
●	SaaS revenue was $23.4 million, up 15% year over year (18% in constant currency).
●	GAAP net loss was $104,000, or $0.00 per share on a basic and diluted basis, compared to GAAP net loss of $826,000, or $0.03 per share on a basic and diluted basis in Q2 2022.
●	Non-GAAP net income was $1.7 million, or $0.05 per share on a basic and diluted basis, compared to non-GAAP net income of $3.0 million, or $0.10 per share on a basic and $0.09 per share on a diluted basis in Q2 2022.
●	Cash flow from operations was $7.4 million, or 29% operating cash flow margin.
●	Total cash and cash equivalents were $80.9 million, compared to $68.5 million in Q2 2022.

Fiscal 2023 First Six Months Financial Highlights

●	Total revenue was $50.4 million, up 13% year over year (17% in constant currency).
●	SaaS revenue was $46.1 million, up 16% year over year (20% in constant currency).
●	GAAP net loss was $120,000, or $0.00 per share on a basic and diluted basis, compared to GAAP net loss of $275,000, or $0.01 per share on a basic and diluted basis in Q2 2022.
●	Non-GAAP net income was $3.7 million, or $0.12 per share on a basic basis and $0.11 per share on a diluted basis, compared to non-GAAP net income of $5.7 million, or $0.18 per share on a basic and $0.17 per share on a diluted basis in Q2 2022.
●	Cash provided from operations was $8.2 million, or an operating cash flow margin of 16%.

Fiscal 2023 Third Quarter Financial Guidance

For the third quarter of fiscal 2023 ending March 31, 2023, eGain expects:

●	Total revenue of between $23.0 million to $23.5 million.
●	Non-GAAP total revenue, adjusted for constant currency, of between $23.5 million to $24.0 million.
●	GAAP net loss of $1.2 million to $1.6 million, or $0.04 to $0.05 per share.
o	Includes stock-based compensation expense of approximately $1.6 million.
o	Includes depreciation and amortization of approximately $125,000.
●	Non-GAAP net income of breakeven to $400,000, or $0.00 to $0.01 per share.

Fiscal 2023 Financial Guidance

For the fiscal 2023 full year ending June 30, 2023, eGain expects:

●	Total revenue of between $97.0 million to $99.0 million.
●	Non-GAAP total revenue, adjusted for constant currency, of between $100.0 million to $102.0 million.
●	GAAP net loss of $700,000 to $2.7 million, or $0.02 to $0.08 per share.
o	Includes stock-based compensation expense of approximately $7.0 million.
o	Includes depreciation and amortization of approximately $600,000.
●	Non-GAAP net income of $4.3 million to $6.3 million, or $0.13 to $0.20 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 32.1 million for the third quarter of fiscal 2023 and 32.3 million for the full fiscal year 2023.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP total revenue that is only adjusted for constant currency to provide better visibility into the underlying business trends and non-GAAP net income. The non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this presentation includes eGain’s projected non-GAAP total revenue, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation of this non-GAAP measure to eGain’s projected total revenue, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2023 second quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial +1 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of our website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or 412-317-0088 (International). The replay access code is 3626258.

About eGain

Infused with AI, our knowledge-powered software automates digital-first experiences for enterprises and government agencies. Pre-connected with leading CRM and contact center systems, the eGain platform delivers quick value and easy innovation with virtual assistance, customer self-service, and modern agent desktop tools. Visit www.egain.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the third quarter of fiscal 2023 ending March 31, 2023 and fiscal 2023 full year ending June 30, 2023; our market opportunity; and expectations regarding our growth prospects for fiscal 2023 year ending June 30, 2023. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the third quarter of fiscal 2023 ending March 31, 2023, and fiscal 2023 full year ending June 30, 2023. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 13, 2022 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$80,867	$72,173
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $166 and $123 as of December 31, 2022 and June 30, 2022, respectively	16,470	26,961
Costs capitalized to obtain revenue contracts, net	1,423	1,487
Prepaid expenses	2,135	2,612
Other current assets	609	895
Total current assets	101,511	104,135
Property and equipment, net	863	831
Operating lease right-of-use assets	3,277	3,850
Costs capitalized to obtain revenue contracts, net of current portion	2,831	3,136
Goodwill	13,186	13,186
Other assets, net	1,007	871
Total assets	$122,675	$126,009

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,196	$1,706
Accrued compensation	6,437	8,708
Accrued liabilities	5,095	4,926
Operating lease liabilities	1,005	1,044
Deferred revenue	41,768	45,638
Total current liabilities	55,501	62,022
Deferred revenue, net of current portion	2,968	3,785
Operating lease liabilities, net of current portion	2,042	2,537
Other long-term liabilities	793	808
Total liabilities	61,304	69,152

Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; outstanding: 32,131 and 31,930 shares as of December 31, 2022 and June 30, 2022, respectively	32	32
Additional paid-in capital	397,998	393,157
Notes receivable from stockholders	(96)	(95)
Accumulated other comprehensive loss	(2,893)	(2,687)
Accumulated deficit	(333,670)	(333,550)
Total stockholders' equity	61,371	56,857
Total liabilities and stockholders' equity	$122,675	$126,009

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue:
Subscription	$23,614	$21,306	$46,537	$41,451
Professional services	1,986	1,787	3,826	3,092
Total revenue	25,600	23,093	50,363	44,543
Cost of revenue:
Cost of subscription	4,424	3,521	8,402	7,008
Cost of professional services	2,328	2,580	4,632	4,392
Total cost of revenue	6,752	6,101	13,034	11,400
Gross profit	18,848	16,992	37,329	33,143
Operating expenses:
Research and development	7,188	6,186	14,062	11,795
Sales and marketing	8,895	8,155	18,354	15,558
General and administrative	2,552	3,281	5,370	5,730
Total operating expenses	18,635	17,622	37,786	33,083
Income (loss) from operations	213	(630)	(457)	60
Interest income	529	2	815	4
Other income (expense), net	(545)	(29)	265	(19)
Income (loss) before income tax provision	197	(657)	623	45
Income tax provision	(301)	(169)	(743)	(320)
Net loss	$(104)	$(826)	$(120)	$(275)
Per share information:
Loss per share:
Basic	$(0.00)	$(0.03)	$(0.00)	$(0.01)
Diluted	$(0.00)	$(0.03)	$(0.00)	$(0.01)
Weighted-average shares used in computation:
Basic	32,018	31,430	31,975	31,355
Diluted	32,018	31,430	31,975	31,355

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$412	$1,006	$842	$1,524
Research and development	553	988	1,124	1,527
Sales and marketing	292	750	823	1,259
General and administrative	514	1,077	1,047	1,618
Total stock-based compensation	$1,771	$3,821	$3,836	$5,928

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2022	2021	2022	2021
Income (loss) from operations	$213	$(630)	$(457)	$60
Add:
Stock-based compensation	1,771	3,821	3,836	5,928
Non-GAAP income from operations	$1,984	$3,191	$3,379	$5,988

Net loss	$(104)	$(826)	$(120)	$(275)
Add:
Stock-based compensation	1,771	3,821	3,836	5,928
Non-GAAP net income	$1,667	$2,995	$3,716	$5,653
Per share information:
Non-GAAP earnings per share:
Basic	$0.05	$0.10	$0.12	$0.18
Diluted	$0.05	$0.09	$0.11	$0.17
Weighted-average shares used in computation:
Basic	32,018	31,430	31,975	31,355
Diluted	32,870	32,745	32,881	32,753

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$23,429	$20,451	15%	18%
Legacy revenue	185	855	(78%)	(76%)
GAAP subscription	23,614	21,306	11%	15%
GAAP professional services	1,986	1,787	11%	14%
Total GAAP revenue	$25,600	$23,093	11%	15%

SaaS and professional services revenue:
SaaS revenue	$23,429	$20,451	15%	18%
Professional Services	1,986	1,787	11%	14%
Total SaaS and professional services revenue	$25,415	$22,238	14%	18%

Cost of Revenue:
GAAP subscription	$4,424	$3,521
Non-GAAP subscription	$4,424	$3,521

GAAP professional services	$2,328	$2,580
Add back:
Stock-based compensation	(412)	(1,006)
Non-GAAP professional services	$1,916	$1,574

GAAP total cost of revenue	$6,752	$6,101
Add back:
Stock-based compensation	(412)	(1,006)
Non-GAAP total cost of revenue	$6,340	$5,095	24%	28%

Gross Profit:
Non-GAAP subscription	$19,190	$17,785
Non-GAAP professional services	70	213
Non-GAAP gross profit	$19,260	$17,998	7%	11%

Operating expenses:
GAAP research and development	$7,188	$6,186
Add back:
Stock-based compensation expense	(553)	(988)
Non-GAAP research and development	$6,635	$5,198	28%	31%

GAAP sales and marketing	$8,895	$8,155
Add back:
Stock-based compensation expense	(292)	(750)
Non-GAAP sales and marketing	$8,603	$7,405	16%	20%

GAAP general and administrative	$2,552	$3,281
Add back:
Stock-based compensation expense	(514)	(1,077)
Non-GAAP general and administrative	$2,038	$2,204	(8%)	(5%)

GAAP operating expenses	$18,635	$17,622
Add back:
Stock-based compensation expense	(1,359)	(2,815)
Non-GAAP operating expenses	$17,276	$14,807	17%	20%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$46,057	$39,645	16%	20%
Legacy revenue	480	1,806	(73%)	(69%)
GAAP subscription	46,537	41,451	12%	16%
GAAP professional services	3,826	3,092	24%	28%
Total GAAP revenue	$50,363	$44,543	13%	17%

SaaS and professional services revenue:
SaaS revenue	$46,057	$39,645	16%	20%
Professional Services	3,826	3,092	24%	28%
Total SaaS and professional services revenue	$49,883	$42,737	17%	21%

Cost of Revenue:
GAAP subscription	$8,402	$7,008
Non-GAAP subscription	$8,402	$7,008

GAAP professional services	$4,632	$4,392
Add back:
Stock-based compensation	(842)	(1,524)
Non-GAAP professional services	$3,790	$2,868

GAAP total cost of revenue	$13,034	$11,400
Add back:
Stock-based compensation	(842)	(1,524)
Non-GAAP total cost of revenue	$12,192	$9,876	23%	27%

Gross Profit:
Non-GAAP subscription	$38,135	$34,443
Non-GAAP professional services	36	224
Non-GAAP gross profit	$38,171	$34,667	10%	14%

Operating expenses:
GAAP research and development	$14,062	$11,795
Add back:
Stock-based compensation expense	(1,124)	(1,527)
Non-GAAP research and development	$12,938	$10,268	26%	30%

GAAP sales and marketing	$18,354	$15,558
Add back:
Stock-based compensation expense	(823)	(1,259)
Non-GAAP sales and marketing	$17,531	$14,299	23%	26%

GAAP general and administrative	$5,370	$5,730
Add back:
Stock-based compensation expense	(1,047)	(1,618)
Non-GAAP general and administrative	$4,323	$4,112	5%	8%

GAAP operating expenses	$37,786	$33,083
Add back:
Stock-based compensation expense	(2,994)	(4,404)
Non-GAAP operating expenses	$34,792	$28,679	21%	25%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.